UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07153

T. Rowe Price Fixed Income Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Prime Reserve Portfolio	June 30, 2009

Highlights

• Yields on U.S. Treasury bills and other money market securities fell to multi-decade lows in the first half of the year as the Federal Reserve kept its fed funds target rate in an all-time low range since the end of 2008.

• The Prime Reserve Portfolio produced low returns but surpassed its Lipper peer group average in the six-month period ended June 30, 2009.

• We have selectively looked for opportunities to extend the fund’s weighted average maturity in order to lock in the higher yields offered on longer-dated maturities by those issuers we deemed of highest quality.

• Although money market yields are extremely low, we will continue to invest the fund’s assets with the goals of safety, quality, and liquidity as paramount.

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Prime Reserve Portfolio

Dear Investor

The turmoil that had gripped the financial markets last fall began to ease over the past six months, even as the economy continued into its deepest recession in decades. Nevertheless, yields on U.S. Treasury bills and other money market securities fell to multi-decade lows during the period as the Federal Reserve kept its fed funds target rate at an all-time low range since the end of 2008. The Prime Reserve Portfolio recorded a very modest return in the six-month period ended June 30, 2009, but outperformed many of its peers.

The Prime Reserve Portfolio returned 0.35% in the first half of its fiscal year. As shown in the Performance Comparison table above, the portfolio surpassed its Lipper peer group average.

Economy and Interest Rates

The U.S. economy is currently in one of the longest and deepest recessions since the Great Depression. The economy shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009. Consumer spending, stock prices, and home values have declined; national unemployment increased to 9.5% by the end of our reporting period; and weakened financial institutions have significantly curtailed lending to preserve capital and avoid additional loan-related losses. While the economy appears to be in the process of bottoming, we anticipate economic weakness will persist for at least a few more months.

As shown in the graph, Treasury bill yields tumbled over the last year as the economy weakened significantly and the credit crunch prompted investors to seek the safety of securities backed by the full faith and credit of the U.S. government. The Federal Reserve, which started reducing the fed funds target rate in the latter half of 2007, reduced the target rate to an all-time low range of 0.00% to 0.25% by the end of 2008. In addition, the Fed is now engaged in a policy of “quantitative easing,” whereby it is purchasing Treasuries and mortgage-backed securities in an attempt to keep long-term interest rates low and thus help support the mortgage market.

Portfolio Review

With the credit crisis and economic slowdown as a backdrop, the past six months have presented serious challenges to the money markets. In the fourth quarter of 2008, with the economy slowing and credit problems seemingly unfolding on an almost daily basis, markets were in a state of extreme duress. The Federal Reserve and the U.S. Treasury responded with extraordinary and massive measures in an attempt to stem the economic decline and restore market liquidity. At first, their efforts did little to calm investor fears. At the end of 2008, there were massive investor cash flows to money market funds—particularly Treasury money funds—where yields fell to extremely low levels. Investors seeking safety over income drove some Treasury bill rates to 0% as the year ended. In the first few months of 2009, market-support measures gained traction; liquidity improved; and, along with greater credit clarity, investor fears ebbed somewhat. Slowly, some measure of stability has returned to the money markets.

With the money market slowly healing itself, near-record levels of assets remain invested in money market funds. Meanwhile, new issuance in the form of commercial paper and certificates of deposit (CDs) continues to fall. With credit risks slowly abating, these forces are combining to drive all money market yields toward the 0.00% to 0.25% fed funds target rate range. This is evidenced by the fall in T-bill rates, where the one-year bill yield has fallen 184 basis points in the past 12 months to 0.48%. (One hundred basis points equal 1.00%, or one percentage point.) Agency discount notes—now viewed as substitutes for Treasury bills—followed suit and now trade at virtually the same yield as Treasuries. High-quality commercial paper remains in strong demand, as well as CDs from banks that have avoided the credit problems gripping the market. As one indication of demand, 90-day LIBOR—a taxable money market benchmark—has fallen 60 basis points in the past six months to 0.59%. Higher-quality issuers are able to find buyers with even lower yields.

Extremely low money market yields are one sign that the Federal Reserve’s stimulative monetary and quantitative easing programs are having an impact. A narrowing of spreads (the yield differences) between the fed funds target rate and LIBOR is an indication that credit confidence is growing. Low money market yields are one of the results of this aggressive Fed policy.

Besides a narrowing of credit spreads, we see other signs of stability returning to the money markets. For example, in recent months we have seen new issuance of asset-backed debt—a form of financing last seen in 2007. Banks are seeking and receiving longer-term financing in the CD market at much lower levels than would have been possible in previous months. Despite such signs, investors remain highly defensive and continue to show a preference for Treasury and agency-backed debt. With yields falling, we have selectively looked for opportunities to extend the portfolio’s weighted average maturity in order to lock in the higher yields offered on longer-dated maturities by only those issuers we deem of highest quality.

Outlook

While tentative signs of economic recovery have begun to appear, we do not believe the Federal Reserve will reverse its policies of monetary and quantitative easing while the unemployment rate continues to rise. We expect all money market rates to remain closely anchored to the fed funds target rate through much of the remainder of 2009. With this in mind, we will continue to invest the portfolio’s assets with the goals of safety, quality, and liquidity as paramount while seeking to maintain a level of income commensurate with those goals.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph Lynagh
Chairman of the fund’s Investment Advisory Committee

July 9, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

Risks of Investing in Money Market Securities

Since money market portfolios are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses if portfolio holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the portfolio’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit.

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Glossary

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

LIBOR: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Performance and Expenses
T. Rowe Price Prime Reserve Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Prime Reserve Portfolio
June 30, 2009 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Prime Reserve Portfolio
June 30, 2009 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 169	$ 1,538
Net realized gain	3	48
Increase in net assets from operations	172	1,586
Distributions to shareholders		
Net investment income	(169)	(1,538)
Capital share transactions*		
Shares sold	16,264	45,206
Distributions reinvested	167	1,534
Shares redeemed	(17,266)	(52,498)
Decrease in net assets from capital share transactions	(835)	(5,758)
Net Assets		
Decrease during period	(832)	(5,710)
Beginning of period	45,699	51,409
End of period	**$ 44,867**	**$ 45,699**
Undistributed net investment income	–	–

*Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
June 30, 2009 (Unaudited)

T. Rowe Price Fixed Income Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On June 30, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

At June 30, 2009, the cost of investments for federal income tax purposes was $44,791,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

NOTE 6 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Directors has approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

In total, the fund paid $23,000, equal to 0.040% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expires on September 18, 2009. The participation fees are considered an extraordinary expense, for purposes of the investment management and administrative agreement, paid directly by the fund in addition to its all-inclusive annual fee. They are recognized in expenses ratably over the period of participation in the program.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared the rate with fees and expenses of other comparable funds based on information and data supplied by Lipper. (For these purposes, the Board assumed the management fee rate was equal to the single fee less the fund’s operating expenses.) The information provided to the Board indicated that the fund’s management fee rate and expense ratio were above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009